UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2005



                               GLOBAL LINKS CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                000-29987                              88-0106514
         (Commission File Number)           (IRS Employer Identification No.)


3571 EAST SUNSET ROAD, LAS VEGAS, NEVADA                  89120
        (principal executive offices)                   (Zip Code)

                                 (702) 436-7007

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD, TRANSFER OF LISTING.

     Effective January 14, 2005, an "E" was appended to Global Links Corp.'s (the "Registrant") trading symbol as a result of the Registrant's non-compliance with Section 102 of the Sarbanes-Oxley Act. Section 102 of the Sarbanes-Oxley Act mandates that every public company's accounting firm be registered with the Public Company Accounting Oversight Board ("PCAOB"). In the course of a random audit, it was discovered that the Registrant's former accountant was not registered with the PCAOB. Consequently, the Registrant dismissed its former accountant and retained the firm of Lynda R. Keeton CPA, LLC to serve as the Registrant's new auditor, as described more fully in Item 4.01 of this Current Report.

ITEM 3.03     MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

     Effective February 1, 2005, the Registrant implemented a one for 350 reverse split of its authorized, issued and outstanding shares of common stock. The number of authorized and outstanding shares of the Registrant's common stock has been reduced in accordance with the one for 350 split ratio to 5,428, 571 and 1,158,064, respectively, following the February 1, 2005 reverse split.

ITEM 4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On February 1, 2005, the Registrant dismissed its independent auditor, William E. Costello CPA, certified public accountant ("Costello"), because Costello was not registered with the PCAOB.

     Costello's reports on the Registrant's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Costello's reports on the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2004 expressed doubt about the Company's ability to continue as a "going concern."

     The decision to dismiss Costello was recommended by the Registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through February 1, 2005 there have not been any disagreements between the Registrant and Costello on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Costello, would have caused him to make reference to the subject matter of the disagreements in connection with his reports on the Registrant's financial statements for such periods.

     On February 1, 2005, the Registrant engaged Lynda R. Keeton CPA, LLC ("Keeton") as the Registrant's independent accountants to report on the Registrant's balance sheet as of December 31, 2004, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Keeton was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Keeton, neither the Registrant nor anyone on the Registrant's behalf consulted with Keeton regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided the former accountants with a copy of this Report before its filing with the Commission. The Registrant has requested the former accountants to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in this Report and, if not, stating the respects in which they do not agree. A copy of the former accountant's letter is attached as an exhibit to this Report.


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Item 9.01.    Financial  Statements  and  Exhibits.

     The following exhibit is filed herewith:

EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
-----------     -------------------------

     16.1 Letter from William E. Costello regarding disclosures made in this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2005                           GLOBAL LINKS CORP.


                                                  By /s/ Frank J. Dobrucki
                                                    ----------------------------
                                                    Frank J. Dobrucki, President


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